SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                                                    [X]
Filed by a Party other than the Registrant                             [   ]

Check the appropriate box:

[]            Preliminary Information Statement

[  ]            Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]            Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (“Information Statement”) may be read to include you as an owner of a Variable Contract.

On June 2-3, 2015, the Board of Trustees (the “Board”) of the Trust voted to replace J.P. Morgan Investment Management Inc. (“JPMorgan”) with Causeway Capital Management LLC (“Causeway”) as sub-adviser for the JNL/JPMorgan International Value Fund of the Trust effective September 2 8 , 2015.  Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/JPMorgan International Value Fund	JNL/Causeway International Value Select Fund

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of JNL/JPMorgan International Value Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On June 10, 2015, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust (File No. 333-177369) to reflect the changes discussed in this information statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

Sincerely,
/s/ Mark D. Nerud
Mark D. Nerud
President, Chief Executive Officer and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/JPMorgan International Value Fund

August 4, 2015

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.            Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 99 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with and compensates investment sub-advisers (“Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds.  JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”).  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and the Adviser, is the principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

On June 2-3, 2015, the Board, including all Trustees (the “Independent Trustees”) who are not “interested persons” (as defined by the 1940 Act) of the JNL/JPMorgan International Value Fund (the “Fund”) unanimously voted to replace J.P. Morgan Investment Management Inc. (“JPMorgan”) with Causeway Capital Management LLC (“Causeway”), and to approve a new investment sub-advisory agreement between JNAM and Causeway (the “Causeway Sub-Advisory Agreement”) appointing Causeway as Sub-Adviser for the Fund.

The purpose of this Information Statement is to provide you with information about the sub-advisory arrangements among JNAM, Causeway and the Trust, and about Causeway’s appointment as the new Sub-Adviser to the Fund, effective September 2 8 , 2015.  This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (“Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (“SEC”).

The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

As of September 2 8 , 2015, JPMorgan will cease to be the Sub-Adviser to the JNL/JPMorgan International Value Fund.  JPMorgan is located at 270 Park Avenue, New York, New York 10017.

This Information Statement is being provided to the contract owners of record for the Fund as of July 17, 2015.  It will be mailed on or about August 4, 2015.

II.            Investment Sub-Advisory Agreement with Causeway

JPMorgan is the current Sub-Adviser to the Fund, pursuant to an Amended and Restated Investment Sub-Advisory Agreement between JPMorgan and JNAM, dated December 1, 2012, as amended, which was most recently approved by the Board at a meeting held on August 26-27, 2014.

On June 2-3, 2015, the Board, including the Independent Trustees, voted to replace JPMorgan with Causeway as Sub-Adviser for the Fund and approved the Investment Sub-Advisory Agreement between JNAM and Causeway with respect to the Trust (“Causeway Sub-Advisory Agreement”).  Please refer to Exhibit A for the Causeway Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the Causeway Sub-Advisory Agreement because Causeway is not affiliated with JNAM.

Upon the replacement of JPMorgan with Causeway as Sub-Adviser, effective September 2 8 , 2015, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/JPMorgan International Value Fund	JNL/Causeway International Value Select Fund

The investment objectives and policies for the JNL/Causeway International Value Select Fund will be as follows:

Investment Objective.  The investment objective of the Fund is to seek long-term growth of capital and income through investment primarily in larger capitalization equity securities.

Principal Investment Strategies. The Fund invests primarily in common stocks of companies located in developed countries outside the U.S. Under normal circumstances, the Fund invests at least 80% of its total assets in stocks of companies located in at least ten foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares. There is no limit on investments in any one country. The Fund may invest up to 10% of its total assets in companies in emerging (less developed) markets.

When investing the Fund’s assets, Causeway follows a value style. This means that Causeway buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

Causeway considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector;
•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market;
•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market;
•	Low price-to-cash flow ratio (stock price divided by net income plus noncash charges per share) relative to the market; and
•	Financial strength.

Generally, price-to-earnings and yield are the most important factors.

The Fund generally invests in companies with market capitalizations greater than $5 billion at time of investment, but may invest in companies with any market capitalization. There are no limitations on the minimum amount or maximum amount that the Fund may invest in any particular country.

Causeway determines the country where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: its stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S. The Fund considers a country to be an emerging market if the country is included in the MSCI Emerging Markets Index.

With the change in Sub-Adviser from JPMorgan to Causeway, the investment objective of the Fund will change.  Under JPMorgan, the Fund’s investment objective was to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.  Under Causeway, the Fund’s investment objective is to seek long-term growth of capital and income.

The investment strategies of JPMorgan and Causeway are different.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

The following description of the Causeway Sub-Advisory Agreement is qualified by the Causeway Sub-Advisory Agreement attached as Exhibit A.

The Causeway Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The Causeway Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty days’ written notice by JNAM or Causeway.  The Causeway Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Causeway Sub-Advisory Agreement generally provides that Causeway, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of Causeway’s duties under the Causeway Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Causeway Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of JPMorgan and Causeway.

The change in Sub-Adviser will not increase the management fees to be paid by the Fund.   The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/JPMorgan International Value Fund
Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $150 million	.70%
$150 million to $500 million	.65%
Over $500 million	.60%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Causeway International Value Select Fund
Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $150 million	.70%
$150 million to $500 million	.65%
Over $500 million	.60%

JNAM is responsible for paying all Sub-Advisers out of its own resources.  Under the Causeway Sub-Advisory Agreement, the sub-advisory fee schedule is the same as the sub-advisory fee schedule used to compensate JPMorgan.  JPMorgan is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

Fund	Sub-Adviser	Aggregate Fee Paid to Sub-Adviser
		Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2014
JNL/JPMorgan International Value Fund	JPMorgan	$2,574,030	0.38%

Under the Causeway Sub-Advisory Agreement, Causeway will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

Fund	Sub-Adviser	Aggregate Fees Paid to Sub-Adviser
		Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2014
JNL/Causeway International Value Select Fund	Causeway	$2,574,030	0.38%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2014. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the change of sub-advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/JPMorgan International Value Fund	$4,437,626

For the year ended December 31, 2014, JNAM paid JPMorgan $2,574,030 in sub-advisory fees for its services to the Fund.  The pro forma sub-advisory fees would have been the same as the fees paid to JPMorgan, assuming the Causeway Sub-Advisory Agreement was in place for the applicable period.

III.            Description and Control of Causeway

Causeway is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025.  Sarah H. Ketterer and Harry W. Hartford, Chief Executive Officer and President of Causeway, respectively, own controlling voting stakes in Causeway.  Ms.  Ketterer and Mr. Hartford hold their Causeway interests through estate planning vehicles, through which they exercise their voting power.”

As the Sub-Adviser to the Fund, Causeway will provide the Fund with investment research, advice and supervision, and manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund’s Prospectus dated September 2 8 , 2015.  The principal risks of investing in the Fund will also be listed in the supplement to the Fund’s Prospectus dated September 2 8 , 2015 under the heading “Principal Risks of Investing in the Fund.”

As of July 17, 2015, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Causeway, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Causeway or any other entity controlling, controlled by or under common control with Causeway. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2014, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Causeway, any parent or subsidiary of Causeway, or any subsidiary of the parent of such entities was or is to be a party.

JNL/Causeway International Value Select Fund

The JNL/Causeway International Value Select Fund will be managed on a team basis.  The individual members of the team who will be primarily responsible for the day-to-day management of the JNL/Causeway International Value Select Fund’s portfolio are:

•	Sarah H. Ketterer
•	Harry W. Hartford
•	James A. Doyle
•	Jonathan P. Eng
•	Kevin Durkin
•	Conor S. Muldoon, CFA
•	Foster Corwith
•	Alessandro Valentini, CFA
•	Ellen Lee

Executive/Principal Officers of Causeway:

Officer/director Names	Title & Address
Sarah H. Ketterer	Chief Executive Officer Causeway Capital Management LLC 11111 Santa Monica Blvd, 15th Floor Los Angeles, CA 90025
Harry W. Hartford	President Causeway Capital Management LLC 11111 Santa Monica Blvd, 15th Floor Los Angeles, CA 90025
Gracie V. Fermelia	Chief Operating Officer Causeway Capital Management LLC 11111 Santa Monica Blvd, 15th Floor Los Angeles, CA 90025
Kurt J. Decko	Chief Compliance Officer Causeway Capital Management LLC 11111 Santa Monica Blvd, 15th Floor Los Angeles, CA 90025
Turner Swan	Secretary, General Counsel, and Compliance Officer Causeway Capital Management LLC 11111 Santa Monica Blvd, 15th Floor Los Angeles, CA 90025
Dawn M. Vroegop	Independent Manager Causeway Capital Management LLC 11111 Santa Monica Blvd, 15th Floor Los Angeles, CA 90025

IV.            Other Investment Companies Advised by Causeway

Causeway currently acts as sub-adviser to one registered investment company (the “comparable Causeway Fund”), which has similar investment objectives and policies to those of the Fund. As of December 31, 2014, the comparable Causeway Fund had $1.28 billion in net assets. As of December 31, 2014, the comparable Causeway Fund paid Causeway a management fee of 0.45% of net assets.  Causeway also acts as sub-adviser to eight registered investment companies managed in Causeway’s international value equity strategy, which does not impose a $5 billion minimum market capitalization requirement.

V.            Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement.

At a meeting on June 2-3, 2015, the Board, including all of the Independent Trustees, considered information relating to the Causeway Sub-Advisory Agreement.  In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Causeway Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board’s discussions, the Board approved the Causeway Sub-Advisory Agreement through September 30, 2016.

In reviewing the Causeway Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (5) other benefits that may accrue to Causeway through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreement.

Before approving the Causeway Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Causeway and to consider the terms of the Causeway Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Causeway Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by Causeway.

For the Fund, the Board considered the investment sub-advisory services to be provided by Causeway.  The Board noted JNAM’s evaluation of Causeway, as well as JNAM’s recommendations, based on its review of Causeway, to approve the Causeway Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of Causeway’s portfolio managers who would be responsible for the day-to-day management of the Fund.  The Board reviewed information pertaining to Causeway’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to Causeway. The Board considered compliance reports about Causeway from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by Causeway under the Causeway Sub-Advisory Agreement.

Performance

The Board reviewed the performance of Causeway’s investment mandate with a similar investment strategy to that of the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fee to be paid to Causeway.  For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by Causeway to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  While the Board considered the Fund’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the Fund’s proposed sub-advisory fee is lower than the peer group average.  The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and Causeway, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

Other Benefits to JNAM and Causeway

In evaluating the benefits that may accrue to Causeway through their relationship with the Fund, the Board noted that Causeway may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of Causeway as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the Causeway Sub-Advisory Agreement.

VI.            Additional Information

Ownership Of The Fund

As of July 17, 2015, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/JPMorgan International Value Fund (Class A)	91,721,083.365
JNL/JPMorgan International Value Fund (Class B)	99,318.414

As of July 17, 2015, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of July 17, 2015, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Name and Address	Percentage of Shares owned
JNL/JPMorgan International Value Fund (Class A)
	JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	10.49%
	JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	9.18%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of July 17, 2015, no person(s) may have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the period ended December 31, 2014, the JNL/JPMorgan International Value Fund paid 1.86% in commissions to affiliated broker-dealer J.P. Morgan Clearing Corp.

During the period ended December 31, 2014, the JNL/JPMorgan International Value Fund paid $1,028,158 in administration fees and $1,369,292 in 12b-1 fees to the Adviser and/or its affiliated persons.  The Board approved an amendment to the investment advisory contract and these services will continue.

VII.            Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2014, a copy of the Trust’s semi-annual report for the period ended June 30, 2014, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request.  To obtain a copy, please call 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust’s Administrator.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC, Causeway Capital Management LLC

JNL Series Trust
Investment Sub-Advisory Agreement

Agreement, dated as of 28th day of September, 2015, by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and Causeway Capital Management LLC (“Sub-Adviser”), a limited liability company organized in the State of Delaware.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated as of January 31, 2001, Amended and Restated as of February 28, 2012, Amended and Restated as of December 1, 2012, and further Amended and Restated as of July 1, 2013, as amended, with JNL Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services to each Fund identified on Schedule A in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1.            Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.  The Sub-Adviser’s written consent is required for additions that cause Fund assets to exceed $1.5 billion.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Trust’s Board of Trustees (“Board”), such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

2.            Services to be Rendered by the Sub-Adviser to the Trust

A.            As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B.            As part of the services it will provide hereunder, the Sub-Adviser will:

(i)            obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

(ii)            formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

(iii)            take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

(iv)            use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

(v)            send the Board and the Adviser in writing on a monthly basis a report of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested and normally not to exceed one in-person meeting per year, to discuss the foregoing;

(vi)            cooperate reasonably with the Trust’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

(vii)            in accordance with procedures and methods established by the Board, which may be amended from time to time, provide reasonable assistance in determining the fair value of securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Fund for which market prices are not readily available.  In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

(viii)            upon request, provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

(ix)            cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.            In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the written instructions of the Adviser and the Board.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board.  The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.            Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers,  counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, IFEMA and/or foreign exchange spot, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

E.            In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets.  (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.  This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

F.            Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund.  Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

G.            The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

H.            The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund.  The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements upon Adviser’s request.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser; (ii) as described in the Trust’s Prospectus and SAI; and/or (iii) in accordance with the Sub-Adviser’s Form ADV. In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities; any research provided by the broker that aids the Sub-Adviser’s investment decision-making process.

I.            Subject to such policies and procedures as the Board may determine, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to the accounts for which the Sub-Adviser exercises investment discretion, including the Funds (as such term is defined in Section 3(a)(35) of the Exchange Act).  Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations.  The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Trust’s Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  Subject to seeking best price and execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

J.            The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

K.            The Sub-Adviser shall ensure that each Fund complies with the provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5.  Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

L.            The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board, vote proxies with respect to each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser upon request.

M.            The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement.  These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

N.            The Sub-Adviser will provide to the Adviser upon request (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the  Board of Trustees from time-to-time.

3.            Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement.

4.            Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds.  In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds.  All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.            Liability and Indemnification

A.            Except as may otherwise be provided by law, neither the Sub-Adviser nor any of its managers, officers, members or employees (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.            Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or the Trust by the Sub-Adviser.

The U.S. securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which Adviser, the Trust, or the Fund may have under any U.S. securities laws.

6.            Representations of Adviser

The Adviser represents, warrants and agrees that:

A.            The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.            The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.            The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.            The Adviser certifies that as of the date of this Agreement the Fund is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Fund ceases to be a QIB.

E.            The Adviser, through its designated administrator or sub-administrator, will regularly notify the Sub-Adviser if any “government entity” assets, within the meaning of Rule 206(4)-5 under the Advisers Act, are contributed to any Fund.

7.            Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

A.            The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.            The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund; provided however, that routine regulatory examinations shall not be required to be reported by this provision.  The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C.            The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D.            The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and  has provided the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption.  The Sub-Adviser will promptly provide the Adviser any amendments thereto upon request.  As requested, the chief compliance officer or a compliance officer the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine appropriate information regarding the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other appropriate records relevant to the Sub-Adviser’s code of ethics.

E.            The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments and annual updates to the Adviser, as required by the Advisers Act.

F.            The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser.  The Sub-Adviser agrees to bear reasonable expenses of the Trust, if any, associated with any information statements and/or other disclosure materials that are for the primary benefit of the Sub-Adviser and are necessary to permit the Sub-Adviser to continue to provide sub-advisory services to the Fund arising out of an assignment or change in control.

G.            The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will, upon request, promptly provide the Adviser any amendments thereto.  The Sub-Adviser will maintain its insurance coverage at least at the amounts considered commercially reasonable and appropriate under current industry practices.

H.            The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by law, rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust.  However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.  The Adviser hereby gives consent for the Sub-Adviser to use the name of the Adviser, the Trust, and/or the Funds for use in the Sub-Adviser’s client list and marketing materials.

I.            The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund.

J.            The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K.            The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority relating to the services provided under this Agreement. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.            Commodity Exchange Act Matters

A.            The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)            with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (“NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)            with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)            only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.            The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)            the Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC’s regulations to be so registered and is a member of the NFA if required to be a member thereof;

(ii)            if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)            if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations.

C.            The Adviser and the Sub-Adviser each further agree that:

(i)            to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or take reasonable steps to cause such Fund to comply, with all such requirements;

(ii)            the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)            the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)            the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.            Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each.  Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account.  It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.            Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.  The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of any such submission which relates to this Agreement or a Fund through the completion by the Sub-Adviser of quarterly compliance questionnaires and annual review questionnaires.

11.            Records

The records relating to the services provided under this Agreement as required under the Investment Company Act shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.            Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust pursuant to this Agreement.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

13.            Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2016.   Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

14.            Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.  Section 5 herein shall survive the termination of this Agreement.

15.            Use of Sub-Adviser’s Name

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates.  The Sub-Adviser hereby grants the Adviser and the Trust the non-exclusive right to use such name(s) or trade names of the Sub-Adviser in connection with this Agreement, so long as this Agreement is in effect.  No logos, trademarks, or service marks may be used without the prior written consent of the Sub-Adviser.  Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Sub-Adviser hereby consents to the names of the Funds as set forth in Schedule A to this Agreement.

16.            Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

17.            Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made by the Sub-Adviser without the prior written consent of the Trust and the Adviser.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

18.            Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.  The Trust is an intended third-party beneficiary of this Agreement.

19.            Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

20.            Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	Causeway Capital Management LLC
11111 Santa Monica Blvd.
15th Floor
Los Angeles ,CA 90025
Attention: General Counsel
Email address: swan@causewaycap.com

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

21.            Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

22.            Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

23.            Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Michigan, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

24.            Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

With respect to a Fund for which the Adviser has not claimed an exclusion under CFTC Regulation 4.5, the following language applies:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

Jackson National Asset Management, LLC

By:

Name:    Mark D. Nerud

Title:               President and Chief Executive Officer

Causeway Capital Management LLC

By:

Name:    Gracie V. Fermelia

Title:              Chief Operating Officer

Schedule A
September 28, 2015
(Fund)

JNL/Causeway International Value Select Fund

Schedule B
September 28, 2015
(Compensation)

JNL/Causeway International Value Select Fund
Average Daily Net Assets	Annual Rate

$0 to $350 million	0.40%
Over $350 million	0.35%

Exhibit B

Comparison of the JNL/JPMorgan International Value Fund
and the JNL/Causeway International Value Select Fund

Summary Prospectus

JNL/ Causeway International Value Select Fund
(formerly, JNL/JPMorgan International Value Fund)
Class A and B

Investment Objective.  The investment objective of the Fund is to seek long-term growth of capital and income through investment primarily in larger capitalization equity securities .

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	1.00%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.80%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$102	$318	$552	$1,225

Class B
1 year	3 years	5 years	10 years
$82	$255	$444	$990

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

Period	Class A
1/1/2014 – 12/31/2014	69%

Period	Class B
1/1/2014 – 12/31/2014	69%

Principal Investment Strategies.   The Fund invests primarily in common stocks of companies located in developed countries outside the U.S. Under normal circumstances, the Fund invests at least 80% of its total assets in stocks of companies located in at least ten foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares. There is no limit on investments in any one country. The Fund may invest up to 10% of its total assets in companies in emerging (less developed) markets.

When investing the Fund’s assets, Causeway Capital Management LLC (“Sub-Adviser”) follows a value style. This means that the Sub-Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Sub-Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:

·	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector;
·	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market;
·	Low price-to-book value ratio (stock price divided by book value per share) relative to the market;
·	Low price-to-cash flow ratio (stock price divided by net income plus noncash charges per share) relative to the market; and
·	Financial strength.

Generally, price-to-earnings and yield are the most important factors.

The Fund generally invests in companies with market capitalizations greater than $5 billion at time of investment, but may invest in companies with any market capitalization. There are no limitations on the minimum amount or maximum amount that the Fund may invest in any particular country.

The Sub-Adviser determines the country where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: its stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S. The Fund considers a country to be an emerging market if the country is included in the MSCI Emerging Markets Index.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Currency risk – Investments in foreign currencies and in securities that trade, or receive revenues, in or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency will decline in value relative to the currency being hedged. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•
Emerging markets and less developed countries risk –Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets.  Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  As a result of these risks, investments in emerging market securities tend to be more volatile than investments in developed countries.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions.  This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  There may be less publicly available information and more volatile or less liquid markets.

•
Investment style risk – Value stocks may not increase in price if other investors fail to recognize a security’s potential worth, or the factors that are expected to increase the price of a security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected.  When a Fund enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.  If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The performance information shown reflects the Fund’s results when managed by the previous sub-adviser utilizing different investment strategies. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 25.26%; Worst Quarter (ended 9/30/2011): -22.07%

Class B

Best Quarter (ended 6/30/2009): 25.20%; Worst Quarter (ended 9/30/2011): -22.10%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	10 year
JNL/ Causeway International Value Select Fund (Class A)	-10.54%	3.60%	4.21%
MSCI EAFE Value Index (Net) (reflects no deduction for fees, expenses or taxes)	-5.39%	4.42%	3.89%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	10 year
JNL/ Causeway International Value Select Fund (Class B)	-10.28%	3.80%	4.44%
MSCI EAFE Value Index (Net) (reflects no deduction for fees, expenses or taxes)	-5.39%	4.42%	3.89%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Causeway Capital Management LLC

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Sarah H. Ketterer	September 2015	Chief Executive Officer
Harry W. Hartford	September 2015	President
James A. Doyle	September 2015	Portfolio Manager
Jonathan P. Eng	September 2015	Portfolio Manager
Kevin Durkin	September 2015	Portfolio Manager
Conor S. Muldoon, CFA	September 2015	Portfolio Manager
Foster Corwith	September 2015	Portfolio Manager
Alessandro Valentini, CFA	September 2015	Portfolio Manager
Ellen Lee	September 2015	Portfolio Manager

Purchase and Redemption of Fund Shares
Only separate accounts and qualified  plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund or through a qualified plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by them.  Accordingly, the Fund’s dividends and other distributions are not taxable to you, the contract owner or plan participant, and no discussion is included about the Federal personal income tax consequences to you.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion therein of those consequences.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/ Causeway International Value Select Fund
(formerly, JNL/JPMorgan International Value Fund)
Class A and B

Investment Objective.  The investment objective of the JNL/ Causeway International Value Select Fund is to seek long-term growth of capital and income through investment primarily in larger capitalization equity securities .

Principal Investment Strategies. The Fund invests primarily in common stocks of companies located in developed countries outside the U.S. Under normal circumstances, the Fund invests at least 80% of its total assets in stocks of companies located in at least ten foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares. There is no limit on investments in any one country. The Fund may invest up to 10% of its total assets in companies in emerging (less developed) markets.

When investing the Fund’s assets, the Sub-Adviser follows a value style. This means that the Sub-Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:

·	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector;
·	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market;
·	Low price-to-book value ratio (stock price divided by book value per share) relative to the market;
·	Low price-to-cash flow ratio (stock price divided by net income plus noncash charges per share) relative to the market; and
·	Financial strength

Generally, price-to-earnings and yield are the most important factors.

The Fund generally invests in companies with market capitalizations greater than $5 billion at time of investment, but may invest in companies with any market capitalization. There are no limitations on the minimum amount or maximum amount that the Fund may invest in any particular country.

The Sub-Adviser determines the country where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: its stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S. The Fund considers a country to be an emerging market if the country is included in the MSCI Emerging Markets Index.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Currency risk
•	Emerging markets and less developed countries risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Investment style risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Settlement risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Counterparty risk
•	Derivatives risk
•	Leverage risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

When-issued securities. The Fund may invest in when-issued and delayed delivery securities.  Actual payment for and delivery of such securities does not take place until some time in the future, i.e., beyond normal settlement.  The purchase of these securities will result in a loss if their value declines prior to the settlement date.  This could occur, for example, if interest rates increase prior to settlement.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management.  The sub-adviser to the JNL/ Causeway International Value Select Fund is Causeway Capital Management LLC (“Causeway”), located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025 .

Sarah H. Ketterer, Chief Executive Officer, Portfolio Manager. Ms. Ketterer is the chief executive officer of Causeway, portfolio manager for the firm's fundamental and absolute return strategies, and is responsible for investment research across all sectors.  She co-founded the firm in June 2001.

Harry W. Hartford, President, Portfolio Manager. Mr. Hartford is the president of Causeway, portfolio manager for the firm's fundamental and absolute return strategies, and director of research.  He co-founded the firm in June 2001.

James A. Doyle, Portfolio Manager. Mr. Doyle is a director of Causeway and is responsible for investment research in the global healthcare, information technology, and telecommunication services sectors.  He joined the firm in June 2001.

Jonathan P. Eng, Portfolio Manager. Mr. Eng is a director of Causeway and is responsible for investment research in the global consumer discretionary, industrials and materials sectors.  He joined the firm in July 2001 as a research associate and has been a portfolio manager since February 2002.

Kevin Durkin, Portfolio Manager. Mr. Durkin is a director of Causeway and is responsible for investment research in the global consumer discretionary, consumer staples, energy, and utilities sectors.  He joined the firm in June 2001 as a research associate and has been a portfolio manager since January 2006.

Conor S. Muldoon, CFA, Portfolio Manager. Mr. Muldoon is a director of Causeway and is responsible for investment research in the global financials and materials sectors.  He joined the firm in August 2003 as a research associate and has been a portfolio manager since September 2010.

Foster Corwith, Portfolio Manager. Mr. Corwith is a director of Causeway and is a portfolio manager of Causeway and is responsible for investment research in the global industrials and consumer sectors. He joined the firm in July 2006 as a research associate and has been a portfolio manager since April 2013.

Alessandro Valentini, CFA  Portfolio Manager. Mr. Valentini is a portfolio manager of Causeway and is responsible for investment research in the global health care and financials sectors. He joined the firm in July 2006 and has been a portfolio manager since April 2013.

Ellen Lee, Portfolio Manager. Ms. Lee is a director of Causeway and is responsible for investment research in the global utilities, energy, industrials, and consumer discretionary sector.  Ms. Lee joined the firm in August 2007 as a research associate and has been a portfolio manager since January 2015.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Semi- Annual Report for the period ended June 30, 2015 .